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            Exhibit 10.1        Stock Option Assumption Agreement



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                             ROSLYN BANCORP, INC.
                       STOCK OPTION ASSUMPTION AGREEMENT

OPTIONEE:

      STOCK OPTION ASSUMPTION  AGREEMENT  issued as of the      day of February,
                                                            ----
1999 by ROSLYN BANCORP, INC., a Delaware corporation ("Roslyn").

      WHEREAS, the undersigned individual ("Optionee") holds one or more outstanding options to purchase shares of the common stock of T R Financial Corp., a Delaware corporation ("TRFC"), which were granted to Optionee under the TRFC 1993 Incentive Stock Option Plan (the "ISO Plan") and are evidenced by one or more Stock Option Agreements (the "Option Agreement(s)") between TRFC and Optionee, which are incorporated by reference herein.

      WHEREAS,  effective  as of              ,  TRFC has  merged  with and into
                                  ------------
Roslyn (the "Merger") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 25, 1998, by and between Roslyn and TRFC;

      WHEREAS, the Merger Agreement provides for the conversion of all outstanding stock options under the ISO Plan into options to purchase Roslyn common stock ("Roslyn Stock"), and to issue to the holder of each outstanding option an agreement evidencing the conversion and assumption of such option;

      WHEREAS, pursuant to the provisions of the Merger Agreement, the exchange ratio (the "Exchange Ratio") in effect for the Merger is 2.05 shares of Roslyn Stock for each outstanding share of TRFC common stock ("TRFC Stock");

      WHEREAS, this Stock Option Assumption Agreement is to become effective immediately in order to reflect certain adjustments to Optionee's outstanding options under the ISO Plan, which have become necessary by reason of the assumption of those options by Roslyn in connection with the Merger;

      NOW, THEREFORE, it is hereby agreed as follows:

      1. The number of shares of Roslyn Stock subject to the stock options held by Optionee under the ISO Plan immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (the "TRFC Options") and the exercise price payable per share are set forth in Exhibit A hereto. Roslyn hereby assumes, as of the Effective Time, all the duties and obligations of TRFC under each of the TRFC Options as set forth in the ISO Plan and the Optionee's Option Agreement(s). In connection with such assumption, the number of shares of Roslyn Stock purchasable under each TRFC Option hereby assumed and the exercise price payable thereunder have been adjusted to reflect the Exchange Ratio in a manner consistent with the Merger Agreement. Accordingly, the number of shares of Roslyn Stock subject to each TRFC Option hereby assumed


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shall be as  specified  for that option in attached  Exhibit A, and the adjusted exercise price payable per share of Roslyn Stock under the assumed TRFC Option shall be as indicated for that option in attached Exhibit A.

      2. The following provisions shall govern each TRFC Option hereby assumed by Roslyn:

            (a) Unless the context otherwise requires, all references in each Option Agreement and in the ISO Plan (as incorporated into such Option Agreement) (i) to the "Company" shall mean Roslyn, (ii) to "Stock" shall mean shares of Roslyn Stock, (iii) to the "Board" shall mean the Board of Directors of Roslyn and (iv) to the "Committee" shall mean the Personnel Committee of the Roslyn Board of Directors.

            (b) The grant date and the expiration date of each assumed TRFC Option and all other provisions which govern either the exercisability or the termination of the assumed TRFC Option shall remain the same as set forth in the Option Agreement applicable to that option and the provisions of the ISO Plan, and shall accordingly govern and control Optionee's rights under this Stock Option Assumption Agreement to purchase Roslyn Stock.

             (c) For purposes of applying any and all provisions of the Option Agreement relating to Optionee's status as an employee, Optionee shall be deemed to continue in such status as an employee for so long as Optionee renders services as an employee of Roslyn or any Roslyn subsidiary (within the meaning of a "subsidiary corporation" as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended). Accordingly, the provisions of the Option Agreement governing the termination of the assumed TRFC Options upon Optionee's cessation of service as an employee of TRFC shall hereafter be applied on the basis of Optionee's cessation of employee or nonemployee director's status with Roslyn and its subsidiaries, and each assumed TRFC Option shall accordingly terminate, within the designated time period in effect under the Option Agreement for that option, following such cessation of service as an employee of Roslyn and its subsidiaries.

            (d) The adjusted exercise price payable for the Roslyn Stock subject to each assumed TRFC Option shall be payable in any of the forms authorized under the ISO Plan and the Option Agreement applicable to that option.

            (e) In order to exercise each assumed TRFC Option, Optionee must deliver to Roslyn a written notice of exercise in which the number of shares of Roslyn Stock to be purchased thereunder must be indicated. The exercise notice must be accompanied by payment of the adjusted exercise price payable for the purchased shares of Roslyn Stock and should be delivered to Roslyn at the following address:

                  Roslyn Bancorp, Inc.
                  Attn: Human Resources Department
                  The Roslyn Savings Bank
                  2 Seaview Boulevard
                  Port Washington, New York  11050



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      3.  Except  to the  extent  specifically  modified  by this  Stock  Option
Assumption Agreement, all of the terms and conditions of each Option Agreement as in effect immediately prior to the Acquisition shall continue in full force and effect and shall not in any way be amended, revised or otherwise affected by this Stock Option Assumption Agreement.

      IN WITNESS WHEREOF, Roslyn has caused this Stock Option Assumption Agreement to be executed on its behalf by its duly authorized officer as of the day of February, 1999.
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                                      ROSLYN BANCORP, INC.


                                       By:
                                           -------------------------


                                       Title:
                                              ----------------------


                                ACKNOWLEDGMENT

      The undersigned acknowledges receipt of this foregoing Stock Option Assumption Agreement and understands and acknowledges that all rights and liabilities with respect to each of his or her TRFC Options hereby assumed by Roslyn are as set forth only in the Option Agreement, the ISO Plan and this Stock Option Assumption Agreement and that no other agreements exist with respect to his TRFC Options. The undersigned also acknowledges that, except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of the Option Agreement as in effect immediately prior to the effective time shall continue in full force and effect and shall not in any way be amended, revised or otherwise affected by this Stock Option Assumption Agreement. The undersigned further acknowledges that the TRFC Option or Options described in Exhibit A hereto constitute all of the options or other rights to purchase TRFC Stock that he or she owned immediately prior to the effective time of the Merger.


                                                                 , Optionee
                                        -------------------------


DATED:                   , 1999
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                                   EXHIBIT A

               Optionee's Outstanding Options to Purchase Shares
                            of T R Financial Corp.
                                 (Pre-Merger)


DATE OF OPTION AGREEMENT            NUMBER OF OPTIONS           EXERCISE PRICE
------------------------            ----------------            --------------






               Optionee's Outstanding Options to Purchase Shares
                     of Roslyn Bancorp, Inc. Common Stock
                                 (Post-Merger)


DATE OF OPTION AGREEMENT    ADJUSTED NUMBER OF OPTIONS   ADJUSTED EXERCISE PRICE
------------------------    --------------------------   -----------------------